                            ----------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 20, 2002
                                 -----------------

                              PCSupport.com, Inc.
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Nevada
    -----------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


     000-27693                                   98-0211769
------------------------             ----------------------------------
(Commission File Number)             (IRS Employer Identification No.)


3605 Gilmore Way, 3rd Floor
Burnaby, British Columbia, Canada                            V5G 4X5
-----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Suite 280, 4400 Dominion Street
Burnaby, British Columbia, Canada                            V5G 4G3
-----------------------------------------------------------------------
(Former name or former address)                              (Zip Code)

Registrant's telephone number, including area code:      (604) 419-4490
-----------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

On February 20, 2002 PCSupport.com, Inc. (the "Company") issued a press release reporting the results for the second quarter of fiscal year 2002. See the press release attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

                 99.  Press release issued February 20, 2002.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     February 27, 2002

                                            PCSUPPORT.COM, INC.



                                            By:  /s/ Michael Hillhouse
                                                 -------------------------

                                            Name: Michael Hillhouse
                                            Title: Chief Financial Officer

EXHIBIT INDEX


Exhibit
Number     DESCRIPTION
------     -----------

  99.      Press release issued February 20, 2002.